SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 19, 2006

Commission File	Registrant, State of Incorporation, Address of	I.R.S. Employer
Number	Principal Executive Offices and Telephone Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Signatures
EX-99.1 Sierra Pacific Resources Press Release dated January 24, 2006.

Section 8 — Other Events
Item 8.01     Other Events
On January 19, 2006, Nevada Power Company and Sierra Pacific Power Company (collectively, the “Utilities”) and El Paso Merchant Energy Company, El Paso Corporation, El Paso Marketing L.P., f/k/a El Paso Merchant Energy (“EPME”) (collectively, “El Paso”) entered into a Settlement Term Sheet (“Term Sheet”) in resolution of El Paso’s U.S. Federal District Court claim for money allegedly due EPME for power delivered to Nevada Power from May 1st 2002 to September 15, 2002, the Federal District Court claims between Nevada Power and EPME relating to termination payments for terminated future contracts under the Western Systems Power Pool Agreement, and claims asserted by the Utilities against EPME at the Federal Energy Regulatory Commission in December 2002 for a downward adjustment in the power contract price under section 206 of the Federal Power Act, which were dismissed by the FERC in June 2003 and subsequently appealed to the United States Court of Appeals for the Ninth Circuit.
Under the terms of the settlement, all the forgoing claims and disputes will be dismissed with prejudice. Nevada Power Company will pay El Paso Marketing $19 million within five days of execution of a final written definitive settlement agreement, which, under the Term Sheet, is to be executed no later than February 7, 2006.
These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to the parties’ ability to finalize a definitive settlement agreement by February 7, 2006. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Utilities are contained in their Quarterly Reports on Form 10-Q for the quarter ended September 30, 2005 and their Annual Reports on Form 10-K for the year ended December 31, 2004, filed with the SEC. The Utilities undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Section 9 — Financial Statements and Exhibits.
Item 9.01     Financial Statements and Exhibits
(C) Exhibits.
99.1      Press Release dated January 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: January 24, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: January 24, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: January 24, 2006	By:	/s/ John E. Brown
John E. Brown
Controller